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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                         --------------------------


                                  FORM 8-K

                               CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 25, 1996

                             Post Properties, Inc.
                             ---------------------
             (Exact name of registrant as specified in its charter)


              Georgia                               1-12080                              58-1550675
- ------------------------------------       ---------------------------           ---------------------------
    (State or other jurisdiction                   (Commission                          (IRS Employer
          of incorporation)                        File Number)                      Identification No.)


         3350 Cumberland Circle, Atlanta, Georgia                                          30339
- ------------------------------------------------------------------------------------------------------------
         (Address of principal executive offices)                                        (Zip Code)


Registrant's telephone number, including area code (770) 850-4400



                      This document consists of      pages
                                                -----
                        The Exhibit Index is at page 4.
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Item 5.  Other Events

         Post Properties, Inc. (the "Registrant") is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-3555).


Item 7.  Financial Statements and Exhibits.

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
         (c)     Exhibits.

                 1(a)  -      Purchase Agreement between the Registrant and the Underwriter named therein dated as of September 26, 1996

                 1(b)  -      Purchase Agreement between Post Apartment Homes, L.P. and the
                              Underwriters named therein dated as of September 25, 1996

                 4(a)  -      Indenture between Post Apartment Homes, L.P. and SunTrust Bank,
                              Atlanta, as Trustee dated as of September 25, 1996

                 4(b)  -      Form of Note for series of 7 1/2% Notes due 2006

                 4(c)  -      Form of Note for series of 7 1/4% Notes due 2003

                 4(d)  -      Form of Amendment to Articles of Incorporation designating the 8 1/2%
                              Series A Cumulative Redeemable Preferred Shares

                 4(e)  -      Form of Certificate for the 8 1/2% Series A Cumulative Redeemable
                              Preferred Shares

                 5     -      Opinion of King & Spalding regarding legality of 2006 Notes and 2003 Notes and validity of 8 1/2% Series A Cumulative Redeemable
                              Preferred Shares

                 12    -      Computation of Ratios of Earnings to Fixed Charges





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    POST PROPERTIES, INC.
                                    (Registrant)



Date: September 27, 1996            By: /s/ John A. Williams
                                        --------------------------------------
                                        John A. Williams
                                        Chairman of the Board, Chief Executive
                                        Officer and Director





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                                 EXHIBIT INDEX


 Exhibit Number and Description                                                                    Page
 ------------------------------                                                                    ----
 1(a) -      Purchase Agreement between the Registrant and the Underwriter named therein dated as pf September 26, 1996

 1(b) -      Purchase Agreement between Post Apartment Homes, L.P. and the
             Underwriters named therein dated as of September 25, 1996

 4(a) -      Indenture between Post Apartment Homes, L.P. and SunTrust Bank,
             Atlanta, as Trustee dated as of September 25, 1996

 4(b) -      Form of Note for series of 7 1/2% Notes due 2006

 4(c) -      Form of Note for series of 7 1/4% Notes due 2003

 4(d) -      Form of Amendment to Articles of Incorporation designating the
             8 1/2% Series A Cumulative Redeemable Preferred Shares

 4(e) -      Form of Certificate for the 8 1/2% Series A Cumulative Redeemable
             Preferred Shares

 5 -         Opinion of King & Spalding regarding legality of 2006 Notes and
             2003 Notes and validity of 8 1/2% Series A Cumulative Redeemable
             Preferred Stock

 12 -        Computation of Ratios of Earnings to Fixed Charges





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